Supplement Dated January 16, 2015
To The Prospectus Dated April 28, 2014

JNL® Variable Fund LLC

Please note that the changes apply to your variable annuity and/or variable life product(s).

Proposed Reorganization of JNL/Mellon Capital JNL Optimized 5 Fund

On January 13, 2015, the Board of Managers ("Board") of the JNL Variable Fund LLC ("VF LLC") approved the reorganization of the JNL/Mellon Capital JNL Optimized 5 Fund ("Optimized 5 Fund") into the JNL/Mellon Capital JNL 5 Fund ("JNL 5 Fund") (the "Reorganization"), each a series of the VF LLC.

The Reorganization is subject to approval by the members of the Optimized 5 Fund at a members' meeting expected to be held in April 2015. If approved, it is expected that the Reorganization will take place on or around April 24, 2015 ("Closing Date"). No assurance can be given that the Reorganization will be approved by contract owners.

Under the terms of the Plan of Reorganization, the Optimized 5 Fund's assets and liabilities will be transferred to the JNL 5 Fund in return for shares of the JNL 5 Fund of equal value as of the Closing Date. These JNL 5 Fund shares will be distributed pro rata to members of the Optimized 5 Fund in exchange for their fund shares. Optimized 5 Fund members on the Closing Date will thus become members of the JNL 5 Fund and receive shares of JNL 5 Fund with a total net asset value equal to that of their shares of the Optimized 5 Fund on the Closing Date.  No sales charge, redemption fees or other transaction fees will be imposed in the Reorganization. The Reorganization will not cause any fees or charges under your contract to be greater after the Reorganization than before, and the Reorganization does not alter your rights under your contract or the obligations of the insurance company that issued the contract. Although the Reorganization is not expected to be a tax-free reorganization for federal income tax purposes, the Reorganization is not expected to result in adverse tax consequences to contract owners.

The investment objectives, principal investment strategies and risks of the Optimized 5 Fund and the JNL 5 Fund are similar.  A full description of the JNL 5 Fund and the terms of the proposed reorganization will be contained in a combined proxy statement/prospectus, which is expected to be mailed to members of the Optimized 5 Fund on or about February 20, 2015.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of JNL 5 Fund, nor is it a solicitation of any proxy.  For more information regarding JNL 5 Fund, or to receive a free copy of an proxy statement/prospectus relating to the Reorganization (once a registration statement relating to the Reorganization has been filed with the Securities and Exchange Commission ("SEC") and becomes effective) that contains important information about fees, expenses and risk considerations, please contact us at prospectusrequest@jackson.com.  The proxy statement/prospectus will also be available for free on the SEC's web site (www.sec.gov).  Please read the proxy statement/prospectus carefully before making any investment decisions.

This Supplement is dated January 16, 2015.

Supplement Dated January 16, 2015
To The Prospectus Dated April 28, 2014

JNL® Variable Fund LLC

Please note that the changes apply to your variable annuity and/or variable life product(s).

Proposed Reorganization of JNL/Mellon Capital Value Line® 30 Fund

On January 13, 2015, the Board of Managers ("Board") of the JNL Variable Fund LLC ("VF LLC") approved the reorganization of the JNL/Mellon Capital Value Line® 30 Fund ("Value Line 30 Fund") into the JNL/Mellon Capital S&P® 24 Fund ("S&P 24 Fund") (the "Reorganization"), each a series of the VF LLC.

Because applicable legal requirements do not require member approval of the Reorganization and the Board has determined that the Reorganization is in the best interests of the Value Line 30 Fund, members are not being asked to vote on the Reorganization.  It is expected that the Reorganization will take place on or around April 24, 2015 ("Closing Date").

Under the terms of the Plan of Reorganization, the Value Line 30 Fund's assets and liabilities will be transferred to the S&P 24 Fund in return for shares of the S&P 24 Fund of equal value as of the Closing Date. These S&P 24 Fund shares will be distributed pro rata to members of the Value Line 30 Fund in exchange for their fund shares. Value Line 30 Fund members on the Closing Date will thus become members of the S&P 24 Fund and receive shares of S&P 24 Fund with a total net asset value equal to that of their shares of the Value Line 30 Fund on the Closing Date.  No sales charge, redemption fees or other transaction fees will be imposed in the Reorganization. The Reorganization will not cause any fees or charges under your contract to be greater after the Reorganization than before, and the Reorganization does not alter your rights under your contract or the obligations of the insurance company that issued the contract. Although the Reorganization is not expected to be a tax-free reorganization for federal income tax purposes, the Reorganization is not expected to result in adverse tax consequences to contract owners.

The investment objectives and risks of the Value Line 30 Fund and the S&P 24 Fund are similar, although their principal investment strategies are different.  A full description of the S&P 24 Fund and the terms of the proposed reorganization will be contained in a combined information statement/prospectus, which is expected to be mailed to members of the Value Line 30 Fund on or about March 4, 2015.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of S&P 24 Fund, nor is it a solicitation of any proxy.  For more information regarding S&P 24 Fund, or to receive a free copy of an information statement/prospectus relating to the Reorganization (once a registration statement relating to the Reorganization has been filed with the Securities and Exchange Commission ("SEC") and becomes effective) that contains important information about fees, expenses and risk considerations, please contact us at prospectusrequest@jackson.com.  The information statement/prospectus will also be available for free on the SEC's web site (www.sec.gov).  Please read the information statement/prospectus carefully before making any investment decisions.

This Supplement is dated January 16, 2015.